SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to ss.240.14a-12


                               CUBIC ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|    Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.
       (1) Title of each class of securities to which transaction applies:

       _________________________________________________________________________
       (2)    Aggregate number of securities to which transaction applies:

       _________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       _________________________________________________________________________
       (4)    Proposed maximum aggregate value of transaction:

       _________________________________________________________________________
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       _________________________________________________________________________
|_|    Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

       _________________________________________________________________________
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       _________________________________________________________________________

                                 9870 PLANO ROAD
                               DALLAS, TEXAS 75238
                                 (972) 686-0369
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 8, 2004
                             ----------------------

To the Stockholders of Cubic Energy, Inc.:

         As a stockholder of Cubic Energy, Inc., a Texas corporation (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on December 8, 2004, 11:00 a.m., at the Ellison Miles Geotechnology Institute at Brookhaven College, 3939 Valley View Lane, Dallas, Texas 75244, for the following purposes:

         1. To elect six (6) members to the Company's Board of Directors to hold office until the next annual meeting and until their successors are elected and qualified;

         2. To ratify the selection of Philip Vogel & Co., PC, as the Company's independent auditors for the fiscal year ending June 30, 2005; and

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on October 25, 2004 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Only stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, THE COMPANY WISHES TO OBTAIN A QUORUM AT THE MEETING SO THAT ABOVE-STATED BUSINESS MAY BE CONDUCTED AND RESPECTFULLY REQUESTS THAT YOU SIGN, DATE AND MAIL PROMPTLY, IN NO EVENT LATER THAN DECEMBER 1, 2004, THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA. A PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.


                                             BY ORDER OF THE BOARD OF DIRECTORS,



                                             Jon S. Ross, Secretary

Dallas, Texas
November 3, 2004


                             YOUR VOTE IS IMPORTANT.
        PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN
                       THE POSTAGE PAID ENVELOPE PROVIDED.

                               CUBIC ENERGY, INC.
                                 9870 PLANO ROAD
                               DALLAS, TEXAS 75238

                              --------------------

                                 PROXY STATEMENT
                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 8, 2004

                              --------------------

GENERAL

         This Proxy Statement and the enclosed Proxy are solicited on behalf of Cubic Energy, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held December 8, 2004, at the time and place and for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"), or any adjournment(s) of the Meeting.

         These proxy solicitation materials are being mailed on or about November 8, 2004 to holders of the issued and outstanding shares (the "Shares") of the Company's common stock, par value $0.05 per share (the "Common Stock"), entitled to vote at the Meeting.

RECORD DATE

         Stockholders of record at the close of business on October 25, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 31,451,329 shares of Common
Stock. There is no other class of voting security of the Company issued or outstanding.

REVOCABILITY OF PROXIES

         Any stockholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy card or by attending the Meeting, withdrawing the proxy and voting in person. Your attendance at the Meeting will not constitute automatic revocation of the proxy. All shares represented by a valid proxy received prior to the Meeting will be voted.

QUORUM REQUIRED

         The Company's Bylaws provide that the holders of a majority of the Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTING AND SOLICITATION

         Pursuant to the Articles of Incorporation of the Company, each share of Common Stock entitles the holder thereof to one vote on any matter requiring a vote by the Company's stockholders that properly comes before the Meeting or any adjournments. Directors shall be elected by the affirmative vote of a plurality of the Shares present in person or by proxy and entitled to vote at the Meeting.

         Any stockholder who is present in person or by proxy at the Meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote with respect to any matter. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any matter, and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement. Abstentions and broker non-votes will be deemed not to have been cast and will have no legal effect in the election of directors.

         Stockholder ratification is not required for the selection of Philip Vogel & Co., PC as the Company's independent auditors for the fiscal year ending June 30, 2005, because the Board of Directors has responsibility for selection of the Company's independent auditors. The selection is being submitted for ratification with a view toward soliciting the opinion of stockholders, which opinion will be taken into consideration in future deliberations.

         Shares represented by valid proxies will be voted in accordance with the stockholder's instructions, or, in the absence of instructions, will be deemed to grant authority to vote:

         1. FOR the election as directors of the six (6) nominees of the Company listed under "Election of Directors";

         2. FOR the ratification of the selection of Philip Vogel & Co., PC as the Company's independent auditors for the fiscal year ending June 30, 2005.

         The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting or any adjournments thereof and presented for a vote of the stockholders, the persons named in the proxy will vote in their discretion upon such matters, unless otherwise restricted by law.

SOLICITATION OF PROXIES

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the number of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners.

STOCKHOLDER PROPOSALS

         The Company anticipates holding its next annual meeting of stockholders on or about January 1, 2006. Proposals of stockholders intended to be presented at such annual meeting of stockholders must be received by the Company at its offices at 9870 Plano Road, Dallas, Texas 75238, not later than July 8, 2005 and satisfy the conditions established by the Securities and Exchange Commission ("SEC") for stockholder proposals to be included in the Company's proxy statement for that meeting. If a stockholder intends to submit a proposal from the floor of the Company's next annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must provide written notice to the Company no later than September 23, 2005. If such a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the next annual meeting.

                                  PROPOSAL ONE

ELECTION OF DIRECTORS

         The Board of Directors has fixed the number of directors at six (6). Six (6) directors are proposed to be elected at the Meeting. Directors will hold office until the next annual meeting of stockholders and until their successors shall be elected and shall qualify. Proxies in the accompanying form will be voted FOR the six (6) nominees of the Board of Directors, except where authority is specifically withheld by the stockholder. Five nominees are presently directors of the Company. The nominees have indicated that they are willing and able to serve as directors. The nominees were nominated for election to the Board of Directors by the current Board of Directors.

         The six (6) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them shall be elected as directors.


NOMINEES FOR DIRECTORS

         The following table sets forth the name and age of each nominee and the period during which each has served as a director of the Company:


NAME                     AGE          POSITION WITH CUBIC         DIRECTOR SINCE
----                     ---          -------------------         --------------

Calvin Wallen III        49           President, Director         1997
Gene Howard              75           Secretary, Director         1991
Jon S. Ross              40           Director                    1998
Herb Bayer               56           Director                    2003
Bob Clements             62           Director                    2004
Alex Montano             33           Director                    2004

CALVIN A. WALLEN III is the President and a director of the Company. Mr. Wallen has over 22 years of experience in the oil and gas industry working as a drilling and petroleum engineer. He was employed by Superior Oil and various other drilling contractors including Resource, Tom Brown and Rowan International. He assisted in the design and construction of several land rigs with advanced drilling systems and has domestic and international experience in drilling engineering. While employed by Rowan International, Mr. Wallen gained experience in drilling high angle directional wells at Prudhoe Bay on contract to Arco. In 1982, Mr. Wallen began acquiring and developing oil and gas properties, forming a production company that has evolved into Tauren Exploration, Inc. Mr. Wallen did his undergraduate engineering studies at Texas A&M University.

GENE C. HOWARD is the Senior Partner of the law firm of Bonham & Howard, P.C. of Tulsa, Oklahoma and has been engaged primarily in the private practice of law over the past forty years. Mr. Howard served in the Oklahoma State Senate from 1964 through 1982 and was President Pro Tem from 1975 through 1981. In addition, he served as the Chairman of the Board of Farmers and Exchange Bank from 1972 through 1991 and on the Board of Directors of Local Federal Bank of Oklahoma. Mr. Howard has been a Director of the Oklahoma State Education and Employment Group Insurance Board. Mr. Howard served as Director of EntreCap and Hinderliter corporations from 1991 to August of 1992. He was also a Chairman of the Board of Philadelphia Mortgage Trust ("PMT").

JON S. ROSS has served as the Secretary and as a director of the Company since April 1998. Mr. Ross is a practicing attorney in Dallas, Texas specializing in the representation of over fifty corporate entities within the past eight years. He has served on several community and not-for-profit committees and boards and has been asked to speak to corporate and civic leaders on a variety of corporate law topics. Mr. Ross graduated from St. Mark's School of Texas with honors in 1982 and graduated from the University of Texas at Austin in 1986 with a B.B.A. in Accounting and from the University of Texas School of Law in 1989.

HERBERT A. BAYER is the Regional Director of Sales currently working in the global information systems industry, which provides intelligent electronic maps of utility transmission and distribution systems. His work experience includes work in electronic meter reading, automatic meter reading, load research, Internet applications and customer information. His career over the last 20 years has lead him to be the top salesman for ITRON and has also involved sales management and consulting work for the utility industry. He has worked with investor-owned utilities, government-run municipalities, and electric cooperatives such as Taylor Cooperative Electric and is well known throughout the utility industry. Mr. Bayer has served as Vice President of two companies and on the Board of Directors of a third. He studied business management at Indiana State University.


BOB CLEMENTS is the owner of both Leon's Texas Cuisine, the largest independent producer of corn dogs and stuffed jalapenos for the retail and food service industry and the Shoreline Restaurant Corporation, which has opened two upscale dining locations in Rockwall, Texas. He has been in the restaurant and wholesale food business for more than thirty years. Mr. Clements received his education from Rutherford Business College. He also studied three summers at Harvard Business School in the highly selective OPM Program, graduating in 1985.


ALEX MONTANO is President of C. K. Cooper & Company, Inc. an investment banking boutique. Mr. Montano has managed the energy practice at C. K. Cooper & Company since 1997 and has completed over $500 million worth of investment banking transactions during this time. Prior to this, Mr. Montano was an oil and gas industry analyst, where he was recognized by several leading publications, including Zacks, as a five star analyst, The Wall Street Journal in their "Best on The Street" special edition in 2003 and by Starmine Research. Prior to 1996, Mr. Montano was director of Research at Brookstreet Securities where he specialized in following early stage energy issues. Mr. Montano has been a recognized speaker at various conferences on energy-related topics and is a member of the IPAA. Mr. Montano attended the University of Southern California and Chapman University. Mr. Montano also serves on the board of directors of CardioVascular BioThereputics, Inc.

         There are no family relationships among any of the directors or executive officers of the Company. See "Certain Relationships and Related Transactions" for a description of transactions between the Company and its directors, executive officers or their affiliates.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

Board Committees

         The Board of Directors of the Company has two standing committees: the Audit Committee and the Compensation Committee. None of the directors who serve as members of the Audit Committee or the Compensation Committee are employees of the Company or any of its subsidiaries. The Company has no nominating committee or committee that recommends qualified candidates to the Board of Directors for nomination or election as directors. For further information on director nominations, please see "Nominations to the Board of Directors" below.

     Audit Committee

         The Audit Committee operates under a Charter of the Audit Committee adopted by the Company's Board of Directors, a copy of which is included as Appendix A to this Proxy Statement.

         The Audit Committee's functions include:

         o        engaging    independent   auditors   and   determining   their
                  compensation;

         o making recommendations to the Board of Directors for reviewing the completed audit and audit report with the independent auditors, the conduct of the audit, significant accounting adjustments, recommendations for improving internal controls, and all other significant findings during the audit;

         o meeting with the Company's management and auditors to discuss internal accounting and financial controls, as well as results of operations reviews performed by the auditors;

         o determining the scope of and authorizing or approving any permitted non-audit services provided by the independent auditors and the compensation for those services; and

         o initiating and supervising any special investigation it deems necessary regarding the Company's accounting and financial policies and controls.

         The Audit Committee is composed solely of directors who are not officers or employees of the Company and who, the Company believes, have the requisite financial literacy to serve on the Audit Committee, have no relationship to the Company that might interfere with the exercise of their independent judgment, and meet the standards of independence for members of an audit committee under the rules of the SEC and the Nasdaq Marketplace Rules.

         Gene Howard (Chairman), Bob Clements and Herb Bayer are the current members of the Audit Committee, and were the members of the Audit Committee during the fiscal year ended June 30, 2004. The Board of Directors, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. Howard is the sole "audit committee financial expert" on the Audit Committee.

     Compensation Committee

         The Compensation Committee's functions include:

         o establishing and administering the Company's compensation policies;

         o determining, or recommending to the Board, the compensation of the Company's executive officers;

         o administering grants of restricted shares of Common Stock to the Company's executive officers and directors; and

         o overseeing the administration of other employee benefit plans and fringe benefits paid to or provided for the Company's officers.

         Gene Howard (Chairman), Bob Clements and Herb Bayer are the current members of the Compensation Committee.

MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended June 30, 2004, the Board of Directors held four meetings. The Audit Committee held 2 meetings during fiscal 2004, and the Compensation Committee did not have any meetings during fiscal 2004. Instead, all issues normally considered by the Compensation Committee were considered by the entire Board of Directors. All persons who were directors during fiscal 2004 attended at least 75% of the total of Board meetings and the meetings of committees on which they served.

         Each member of the Board of Directors is expected to attend the Meeting., and each of Calvin Wallen, Jon S. Ross, Gene Howard, Herb Bayer and Bob Clements attended the Company's last annual meeting in person or telephonically, which constituted the entire Board of Directors at that time.

Nominations to the Board of Directors

         The Board of Directors does not have a nominating committee or other committee that recommends qualified candidates to the Board for nomination or election as directors. The Board of Directors believes that, because of its relatively small size, it is sufficient for the independent directors to select or recommend director nominees. The Board of Directors has adopted a nominations process that provides that the Company's independent directors (as defined under the Nasdaq Marketplace Rules), acting by a majority, are authorized to recommend individuals to the Board of Directors for the Board's selection as director nominees. Under the rules promulgated by the SEC, the independent directors are, therefore, treated as a "nominating committee" for the purpose of the disclosures in this section of this Proxy Statement.

         With respect to the nominations process, the independent directors do not operate under a written charter, but under resolutions adopted by the Board of Directors.

         The independent directors are responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board, and for selecting the management nominees for the directors to be elected by the Company's stockholders at each annual meeting. The independent directors have not established specific minimum age, education, experience or skill requirements for potential directors. The independent directors have, however, been authorized by the Board of Directors to take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

         o an individual's business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

         o the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its stockholders; and

         o regarding any individual who has served as a director of the Company, his past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his overall contributions to the Board and the Company.

         The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company's current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors' and officers' questionnaires and background and reference checks, and will then interview qualified candidates. The Company's other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board.

         The independent directors will consider qualified nominees recommended by stockholders, who may submit recommendations to the independent directors in care of the Company's Board of Directors through a written notice as described under "Communications with Directors" above. To be considered by the independent directors, a stockholder nomination (1) must be submitted by July 8, 2005, (2) must contain a statement by the stockholder that such stockholder holds, and has continuously held for at least a year before the nomination, at least $2,000 in market value or 1% of the shares of Common Stock and that such stockholder will continue to hold at least that number of shares through the date of the annual meeting of stockholders, and (3) must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. Nominees for director who are recommended by the Company's stockholders will be evaluated in the same manner as any other nominee for director.

Communications with the Board of Directors

         Stockholders may communicate with the Board of Directors by writing to the Board in care of the Company's Secretary, Cubic Energy, Inc., 9870 Plano Road, Dallas, Texas 75238. The Board of Directors has delegated responsibility for initial review of stockholder communications to the Company's Secretary. In accordance with the Board's instructions, the Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints by users with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to our business, industry, management or Board or committee matters. In addition, the Secretary will make all communications available to each member of the Board, at the Board's next regularly scheduled meeting.

COMPENSATION OF DIRECTORS

         The members of the Board of Directors receive annual compensation of 16,000 restricted shares of Common Stock in connection with their service and are entitled to reimbursement for their expenses incurred in connection with attendance at meetings of the Board of Directors. Members of the Audit Committee receive annual compensation of 10,000 restricted shares of Common Stock, and members of the Compensation Committee are to receive compensation going forward of 3,000 restricted shares of Common Stock.

EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers of the Company are as follows:

NAME                           AGE               POSITION
----                           ---               --------

Calvin Wallen III              49                President, Director
Jon Stuart Ross                40                Secretary, Director

Information concerning the business experience of Mr. Wallen and Mr. Ross is provided under the caption "Nominees for Directors" above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number of shares of Common Stock beneficially owned, as of October 25, 2004, by (i) each person known to the Company to own beneficially more than 5% of the Common Stock, (ii) each of the nominees for director, (iii) each executive officer named in the Summary Compensation Table (the "Named Officers") and (iv) all nominees, Named Officers and other executive officers as a group. Unless otherwise indicated, the number of shares and percentage of ownership of Common Stock for each of the stockholders set forth below assumes that shares of Common Stock that the stockholder may acquire within sixty days of the Record Date are outstanding.

                                        NUMBER                  APPROXIMATE
NAME AND ADDRESS                        OF SHARES               PERCENT OF CLASS
----------------                        ---------               ----------------

Calvin A. Wallen, III                   9,239,373 /1/                29.4%
9870 Plano Rd.
Dallas, TX  75238

William Bruggeman                       10,707,303 /2/               34.0%
20 Anemone Circle
North Oaks, MN  55127

Gene Howard                             382,245 /3/                  1.2%
2402 East 29th St.
Tulsa, OK   74114

Jon S. Ross                             113,500                      0.4%
9870 Plano Rd.
Dallas, TX  75238

Herbert Bayer                           168,287 /4/                  0.5%
9870 Plano Rd.
Dallas, TX 75238

Robert L. Clements                      276,000                      0.9%
9870 Plano Rd.
Dallas, TX 75238

All officers and directors
as a group (5 persons):                 10,179,405                   32.4%
-----------------------------
/1/ Includes 100,000 shares held in equal amounts by each of Mr. Wallen's two children of minority, Calvin Wallen, IV and Lauren Wallen; and 1,641,216 shares held by Tauren Exploration, Inc., an entity controlled by Mr. Wallen.

/2/ Includes 500,000 shares held by Diversified Dynamics Corp., a company controlled by William Bruggeman, includes 120,000 shares owned by Consumer Products Corp. in which Mr. Bruggeman's wife Ruth is a joint owner, and includes 9,713,303 shares held jointly by William Bruggeman & Ruth Bruggeman JTWROS

/3/ Includes 322,245 shares are held by Mr. Howard's wife, Belva, of which Mr. Howard claims no beneficial ownership.

/4/ Includes 132,287 held JTWROS with his spouse

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers, directors and persons who own more than ten percent (10%) of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their fiscal 2004 transactions in the Common Stock and their Common Stock holdings and (ii) the written representation received from one or more of such persons that no annual Form 5 reports were required to be filed by them for fiscal 2004, the Company believes that all reporting requirements under Section 16(a) for such year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders at all times during fiscal 2004, except for Calvin Wallen III's inadvertent late filing of a Form 4 to report three transaction in March 2004 and a Form 4 to report one transaction in November 2003, Gene Howard's inadvertent late filing of a Form 4 to report one transaction in November 2003, Herbert Bayer's inadvertent late filing of his initial Form 3 due in June 2003 and a Form 4 to report one transaction in November 2003 and Jon S. Ross' inadvertent late filing of a Form 4 to report one transaction in November 2003.

COMPENSATION OF EXECUTIVE OFFICERS

         The total compensation for the three fiscal years ended June 30, 2004, for Calvin Wallen III, the Company's current Chief Executive Officer, and Jon Stuart Ross, the Company's current Secretary is set forth below in the following Summary Compensation Table. No other person received cash compensation in excess of $100,000 during the fiscal year ended June 30, 2004.

     Summary Compensation Table

                                                 Fiscal      Restricted
Name & Position                                  Year        Stock Awards

Calvin Wallen III, Director, President,          2004        30,000 shares of
CEO (Current)
                                                             Common Stock
                                                 2003        0
                                                 2002        0

Jon Stuart Ross, Secretary (Current)             2004        15,000 shares of
                                                             Common Stock
                                                 2003        0
                                                 2002        0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective January 1, 2002, the Company entered into an office sharing arrangement with Tauren Exploration, Inc., an affiliate of Calvin Wallen III, whereby the Company pays a pro rata share of the costs, at cost, of the expenses and personnel used by the Company. A copy of the agreement containing this arrangement was filed with the March 31, 2002 Form 10-QSB.

         Effective October 1, 2004, the Company purchased a 25% working interest in eight sections in Desoto Parish, Louisiana; a 25% working interest in the Moseley 25-1 Well and the Moseley 26-1 Well in Desoto Parish, Louisiana, and a 25% working interest in the production and gathering system to service the above-mentioned two wells and eight sections, all from Tauren Exploration, Inc., an affiliate of Calvin Wallen III. A copy of related agreements were filed in a Form 8-K on October 12, 2004.

                                  PROPOSAL TWO

RATIFICATION OF INDEPENDENT ACCOUNTANTS

         Philip Vogel & Co. PC, independent certified public accountants, served as independent auditors for the Company for the fiscal year ended June 30, 2004, and has reported on the Company's financial statements. The Board of Directors has selected Philip Vogel & Co., P.C. as the Company's independent auditors for the fiscal year ending June 30, 2005, and recommends that the stockholders ratify this selection. The Board of Directors has been advised that Philip Vogel & Co., P.C. has no relationship with the Company or its subsidiaries.

Representatives from Philip Vogel & Co., PC are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         While stockholder ratification is not required for selection of Philip Vogel & Co., P.C., because the Board of Directors has the responsibility for selection of the Company's independent auditors, the selection is being submitted for ratification at the Meeting with a view toward soliciting the stockholders' opinion thereon, which opinion will be taken into consideration in future deliberations.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PHILIP VOGEL & CO., P.C. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

 PRINCIPAL ACCOUNTING FEES AND SERVICES

         The Board of Directors selected Philip Vogel & Co., P.C. ("Philip Vogel") to serve as independent auditors of the Company for the year ended June 30, 2004. Philip Vogel has served as the Company's independent auditors since 1999 and is considered by management of the Company to be well qualified. Philip Vogel has advised the Company that neither it nor any of its members has any financial interest, direct or indirect, in the Company in any capacity.

         The following is a summary of the fees billed to the Company by Philip Vogel for professional services rendered for the fiscal years ended June 30, 2004 and June 30, 2003:

                                                            Year Ended June 30,
                                                          ----------------------
                                                             2004         2003
                                                          ---------    ---------
Audit Fees(1)                                             $  19,700    $  16,000
Audit Related Fees                                            7,750        6,100
Tax Fees(2)                                                   7,600        2,800
All other Fees                                                 --           --
                                                          ---------    ---------
Total                                                     $  35,050    $  26,650


The Audit Committee has considered whether (and has determined that) the provision by Philip Vogel of the services described under Tax Fees is compatible with maintaining Philip Vogel's independence from management and the Company. In addition, all of the services rendered to the Company by Philip Vogel were pre-approved by the Audit Committee.

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC's website http://www.sec.gov.

                                  OTHER MATTERS

         The Board of Directors knows of no business other than that set forth above to be transacted at the Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares represented by the proxies in accordance with their best judgment and Rule 14a-4 under the Exchange Act.

         It is important that your shares be represented at the Meeting, regardless of the number of shares you hold and whether you intend to attend the Meeting. You are therefore urged to complete, date, execute and return, at your earliest convenience, the accompanying proxy card in the postage paid envelope which has been enclosed.


BY ORDER OF THE BOARD OF DIRECTORS OF
CUBIC ENERGY, INC.



CALVIN A. WALLEN III
President

Dallas, Texas
November 3, 2004

                                   PROXY CARD
          FOR ANNUAL MEETING OF THE STOCKHOLDERS OF CUBIC ENERGY, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints CALVIN A. WALLEN III and JON S. ROSS, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at the Ellison Miles GeoTechnology Institute at Brookhaven College, 3939 Valley View Ln., Dallas, Texas 75244, on December 8, 2004, at 11:00 am, and at any adjournments thereof.


         This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.

         Please mark your votes as in this example using dark ink only.  [X]

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                         FOR               WITHHOLD AUTHORITY
                                         ---               ------------------
1. Election of directors:
    Calvin A. Wallen III                 [ ]               [ ]
    Gene C. Howard                       [ ]               [ ]
    Herb Bayer                           [ ]               [ ]
    Alex Montano                         [ ]               [ ]
    Bob Clements                         [ ]               [ ]
    Jon S. Ross.                         [ ]               [ ]

2. Ratification of Philip Vogel & Co., P.C. as independent accountants for fiscal year ending June 30, 2005.

             FOR                  AGAINST                 ABSTAIN
             ---                  -------                 -------
             [ ]                  [ ]                     [ ]



IMPORTANT - PLEASE SIGN AND RETURN  PROMPTLY (in no event later than December 1,
2004). Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer.

Please mark, sign, date and return your proxy promptly in the enclosed envelope whether or not you plan to attend the Meeting. No postage is required. You may nevertheless vote in person if you do attend.


Signature________________________________   Title:______________________________

Signature, if held jointly________________________ Dated: _______________ , 2004

Please Print Name_______________________________________________________________

                                   APPENDIX A

                   CUBIC ENERGY, INC. AUDIT COMMITTEE CHARTER


         The Board Of Directors shall meet to adopt the following charter for the formation and operation of the Audit Committee for Cubic Energy, Inc. ("Cubic"); in conjunction with the regulations and requirements of the Sarbanes-Oxley Act of 2002 (the "Act").

                                       I.

         The Audit Committee for Cubic shall consist of two or more acting Cubic Directors, each of whom must be independent as defined by the Act. Each Committee member shall have sufficient expertise in understanding financial statements. Each Committee member must be free from outside obligations that would interfere with the exercise of independent judgment while serving on the Committee.

         The Audit Committee shall have at least one financial expert as defined by the Act and/or regulations as issued by the Securities And Exchange Commission ("SEC"). Such financial experts must have extensive experience with financial oversight responsibilities, as well as general financial and/or accounting experience.

                                       II.

         Cubic shall provide the Audit Committee access to all financial Cubic records, to enable the Audit Committee to perform the following functions:
         1. Approval of the accounting policies used by Cubic, and analysis of any change in accounting policies recommended by Cubic management.
         2. Review the Cubic audited financial statements as well as review of the "Management Discussion And Analysis" section of the Cubic Form 10-K, PRIOR to the same be filed.
         3. Through discussion with the Cubic auditors, authorize its approval of the audited financial statements and the "Management Discussion And Analysis" section of the Cubic Form 10K, PRIOR to the same being filed.
         4. Analyze all unaudited Cubic financial statements reviewed by Cubic auditors.
         5. Meet with Cubic legal counsel to discuss any legal issues that may impact Cubic and/or may impact Cubic's financial statements and footnotes.
         6. Insure timeliness and proper formatting for all financial statements generated by Cubic.
         7. Insure that appropriate provisions have been established for probable losses or any doubtful valuations.
         8. Review all press releases based upon the financial performance of Cubic.
         9. Review and/or recommend the revision of this Charter, from time to time, as is deemed necessary.

                                      III.

         The Audit Committee shall interface with the auditors for Cubic, to perform the following functions:
         1. Oversight of the audit work performed by the auditors, with the auditors instructed to report directly to the Audit Committee.
         2. Oversight of the compensation to be paid to the auditors for any and all audits they perform.
         3. Oversight and approval of all non-audit work performed by Cubic auditors on behalf of Cubic, as required by the Act and/or regulations promulgated by the SEC.
         4. Receipt from the Cubic auditors of a report of (i). all material accounting policies and practices to be used in an audit, (ii). as well as all copies thereof, all written communication between the auditors and Cubic management, and (iii). any deviation from the standard treatment of financial information, and the ramifications of any such deviations.

         5. Ensure that the Cubic auditor submits all requisite disclosures and provides the letter as mandated by Independence Standards Board Standard No. 1; as well as spell out the auditor's independence from Cubic. Discuss with the auditors any actions or omissions that could jeopardize the auditors independence from Cubic.
         6. Communicate with the auditors with respect to SAS 61 [Communications With Audit Committees] and SAS 90 [Audit Committee Communications].
         7. Retain independent counsel, as deemed necessary in the Audit Committee's sole discretion.
         8. Submit to management a budget for all Audit Committee functions.
         9. Submit to management for payment all invoices for services provided by Cubic auditors under the scope of this Charter.

                                       IV.

         The Audit Committee shall establish any internal audit program for Cubic, as the Committee deems necessary. Should such an internal audit program be established, the Committee shall be responsible for implementation and oversight for such program.

         The Audit Committee shall establish any other program, as the Audit Committee deems necessary, to ensure compliance with any other regulatory rules promulgated by a governing body.

                                       V.

         The Audit Committee shall meet from time to time as it deems necessary; and the Committee shall comply with the Act and all regulations promulgated by the SEC as to the frequency and scope for all meetings. Such meetings shall be noticed and held pursuant to the provisions of the Cubic By-Laws for Directors. Written minutes of all such meetings shall be maintained. The Audit Committee may invite to any meeting held, (i). any individual in Cubic management and/or
(ii). any representative of the auditor for Cubic.